1© 2021 Evofem Biosciences, Inc. For investor discussions only.For investor discussions only. Saundra Pelletier, CEO Revolutionizing Women’s Sexual and Reproductive Health NASDAQ: EVFM Jefferies Virtual Healthcare Conference 2021 June 4, 2021

Forward-Looking Statements

This presentation contains forward looking statements within the meaning of The Private Securities Litigation Reform Act of 1995 and other federal securities laws. In some cases, you can identify forward looking statements by terms such as "may," "will," "should," "expect," "plan," "aim," "anticipate," "strategy," "objective," "designed," "suggest," "currently," "could," "intend," "target," "project," "contemplate," "believe," "estimate," "predict," "potential" or "continue" or the negative of these terms or other similar expressions. Each of these forward-looking statements involves risks and uncertainties. Actual results may differ materially from those, express or implied, in these forward-looking statements. Factors that may cause differences between current expectations and actual results include, but are not limited to, the following:

- The rate and degree of market acceptance of Phexxi® (lactic acid, citric acid and potassium bitartrate) vaginal gel
- Evofem's ability to successfully commercialize Phexxi® and its ability to develop sales and marketing capabilities
- Evofem's ability to maintain and protect its intellectual property
- Evofem's ability to rely on existing cash reserves to fund its current development plans and operations and to raise additional capital when needed
- Evofem's reliance on third-party providers, such as third-party manufacturers and clinical research organizations
- The presence or absence of any adverse events or side effects relating to the use of Phexxi® and EVO100
- the outcome or success of Evofem's clinical trials including EVOGUARD
- Evofem's ability to retain members of its management and other key personnel
- General risks to the economy represented by spread of the COVID-19 virus
- Evofem's ability to obtain the necessary regulatory approvals for its product candidates and the timing of such approvals, and,
- Any other risk factors detailed in Evofem's filings from time to time with the US Securities and Exchange Commission including, without limitation, the 10-K filed on March 12, 2020, 8-K filed on June 2, 2020 and subsequent filings.

The forward looking statements in this presentation represent Evofem's views only as of the date of this presentation, June 4, 2021, and Evofem expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Evofem's expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based for any reason, except as required by law, even as new information becomes available or other events occur in the future. All forward-looking statements in this presentation are qualified in their entirety by this cautionary statement.

© 2021 Evofem Biosciences,
For investor discussions only.
2

3© 2021 Evofem Biosciences, Inc. For investor discussions only. Evofem Biosciences (Nasdaq: EVFM) Commercial-stage biopharmaceutical company targeting large markets with significant unmet need First commercial product launched September 2020 o FDA-approved hormone-free, on-demand prescription contraceptive vaginal gel Phase 3 investigational candidate EVO100 for prevention of chlamydia and prevention of gonorrhea in women o Expected to be first prescription product approved for this large unmet medical need

4© 2021 Evofem Biosciences, Inc. For investor discussions only. Phexxi: An Innovative Prescription Contraceptive • FDA-approved for the prevention of pregnancy • Hormone-free • Applied 0-60 minutes before sex

5© 2021 Evofem Biosciences, Inc. For investor discussions only. 1. Daniels K, Abma JC. Current contraceptive status among women aged 15-49: United States, 2015-2017. NCHS Data Brief. 2018; 327: 1-14. 2. Example market penetration in segment 3. Gross value of Phexxi user = $267.50 WAC x 7 annual refills = $1,872.50 (does not reflect net pricing to Evofem) Non-Rx Contraceptives: 6.3M barrier methods; 2.8M withdrawal; 1.0M periodic abstinence; 0.1M other Other Non- Targets - 12.3MM Surgical Sterilization - 17.7MM Non-Rx Contraceptive Users - 10.3MM No Contraceptive - 13.1MM Rx Contraceptive Users - 18.8MM Potential Acquisition 1.0% – 2.0%(2) Potential Acquisition 3.5% – 4.5% (2) Potential Acquisition 2.0% – 3.5% (2) 190k – 380k users 360k – 460k users 260k – 460k users $350M - $710M (3) $670M – $860M (3) $490M – $860M (3) + + U.S. Contraceptive Market: 72.2M Women1 CONTRACEPTIVE COMMERCIAL OPPORTUNITY $1.5B – $2.4B U.S. Opportunity

Focus on Phexxi Growth

73% MONTH-OVER-MONTH AVG. PHEXXI SALES GROWTH IN Q1'21

BRAND AWARENESS INCREASED TO 13% IN MAY 2021

(vs. 4% pre-DTC)

"Best in Class" Sales Team

- 70 women's health sales reps and regional managers
- Targeting:
  - ~3,500 accounts
  - Top 12K HCPs are highest prescribers of contraception

Direct-to-Consumer (DTC) Marketing

- Record-setting campaign launched February 14, 2021
- Synergies with sales force efforts
- Funded by 1H 2021 capital raises

© 2021 Evofem Biosciences, Inc.

For investor discussions only.

EVOFEM BIOSCIENCES

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7© 2021 Evofem Biosciences, Inc. For investor discussions only. KEY DATA METRICS 411.4M Video views1 12X Increase in organic search traffic2 5X Increase in High Value Action Rate2 Contraception is all about compromises. GET PAST THE COMPROMISES AND GET PHEXXI CONTRACEPTION COMES WITH ITS COMPROMISES. ‘Get Phexxi’ Moves the Market! 7 Sources: Google Analytics 1. Linear Tv, streaming TV and digital video views from 2/14 - 5/31/2021 2. Average from 2/14 - 5/31/2021 vs 2020 benchmark

Phexxi - the #1 Followed Contraceptive Brand in the U.S.

HIGH LEVEL OF INTEREST AMONG WOMEN

- **18+** consumer influencers to date
- **35+** content pieces on Instagram and Facebook
- **Most followed** Rx contraceptive brand on Instagram

- **~7M** impressions
- **~4.65M** reach
- **~170K** engagements
- **~12K** link clicks


sunitav_
Paid partnership with phexxi
Los Angeles, California
1/3
jennajordan
Paid partnership with phexxi
1/2
elysewellness • Following
Paid partnership with Phexxi
chinaealexander
Paid partnership with phexxi
Bedford-Stuyvesant
2/5
shanboody
Paid partnership with phexxi
2:20
[Captions are Auto-Generated] Let's talk about vaginal pH and how understanding yours could
Watch IGTV Video
mimiandchichi
Paid partnership with phexxi
New York, New York

8

© 2021 Evofem Biosciences, Inc.

For investor discussions only.

8

9© 2021 Evofem Biosciences, Inc. For investor discussions only. Overheard: What Women are Saying About Phexxi 9

10© 2021 Evofem Biosciences, Inc. For investor discussions only. Growth in Rx and Prescriber Base 379 3,855 8,681 4,364 - 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 9,000 10,000 Q3 2020 Q4 2020 Q1 2021 Q2 2021 (QTD) TOTAL DISPENSED PRESCRIPTIONS BY QUARTER Source: IQVIA (including Knipper) monthly data; excludes 340b/VA dispenses Note: Some Phexxi prescriptions are for more than one unit “Get Phexxi” DTC Campaign Launch Through April 30, 2021 (1/3 OF QUARTER) Over 5,400 HCPs have prescribed Phexxi since launch 50% of HCPs were repeat prescribers

11© 2021 Evofem Biosciences, Inc. For investor discussions only. Phexxi Sample Program • Launched May 2021 • Three Phexxi applicators per sample • Enables women to begin using Phexxi while prior authorization is processed

Phexxi for Cancer Patients

National Community Oncology Dispensing Association, Inc.
PASSION FOR PATIENTS

- **~800,000 new cases of cancer reported annually among women[1]**
- **Many women with cancer are contraindicated to hormones**
  - Phexxi uniquely offers hormone-free, non-invasive prescription contraception
- **NCODA collaboration launched Q1 2021**
  - High visibility at 2021 NCODA Spring Forum
    - Keynote address
    - AMPOWER data sets presented
  - PQI[2] in connection with Phexxi published May 2021
  - White papers
  - Virtual education platforms

Source:
1. U.S. Cancer Statistics: Highlights from 2017 Incidence. U.S. Cancer Statistics Data Briefs, No. 17, June 2020. https://www.cdc.gov/cancer/uscs/about/data-briefs/no17-USCS-highlights-2017-incidence.htm
2. PQI: Positive Quality Intervention

© 2021 Evofem Biosciences, Inc. For investor discussions only.
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13© 2021 Evofem Biosciences, Inc. For investor discussions only. KEY INITIATIVES AND ANTICIPATED MILESTONES

14© 2021 Evofem Biosciences, Inc. For investor discussions only. 1. Increase Access to Phexxi through ACA • Phexxi coverage for 55% of commercial lives and 100% of Medicaid lives • Affordable Care Act (ACA) currently mandates 18 specific methods of contraception be covered without any out-of-pocket costs • Aggressively advancing ACA strategy to gain new category for Phexxi as a vaginal pH modulator o Lobbyist o U.S. Senators o State Representatives o Women's advocacy groups • Gaining new category would provide increased access with no out-of-pocket costs for Phexxi across the U.S. • Covered means patient has access to Phexxi, whether unrestricted or restricted access (i.e. prior authorizations or step therapy (trial of another product before Phexxi would be approved)) • Commercial lives includes Health Exchange Lives and VA/Tricare/DoD • Medicaid - Per our agreement with CMS as of 1/1/21 Phexxi must be generally covered (cannot be excluded).

15© 2021 Evofem Biosciences, Inc. For investor discussions only. 2. Partner for ex-U.S. Commercialization • Discussions underway with potential partners for commercialization of Phexxi in multiple international markets • Anticipated structure: upfront payment, milestone payment(s) and royalties on future sales • Targeting one or more agreement(s) by YE 2021

3. Successfully Develop EVO100 for STI Prevention

- **Target indications: prevention of urogenital chlamydia and gonorrhea in women**
- **Positive results of Phase 2B/3 'AMPREVENCE' trial[1]**
  - Statistically significant
  - Clinically meaningful
- **Pivotal Phase 3 trial 'EVOGUARD' underway**
  - Top line data expected Q2 2022[2]



2021
2022
2023
Patient Screening & Enrollment (n=1730)
Complete Enrollment[2]
Top-Line Results[2]
NDA Submission[3]
Potential U.S. Approval & Commercial Launch[4]

1. Chappell T *et al.* EVO100 Prevents Chlamydia and Gonorrhea in Women at High-Risk for Infection. *Am. J. Obstet Gynecol*, 2021. https://doi.org/10.1016/j.ajog.2021.03.005
2. Assumes timely enrollment
3. Assumes favorable outcomes of EVOGUARD
4. Assumes FDA approval

EVO100 is investigational and safety and efficacy have not been established.

© 2021 Evofem Biosciences, Inc.

For investor discussions only.

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STI Prevention: Condoms Alone are not the Solution

GLOBAL

- **215M new infections in 2016[1]**
  - Chlamydia: 127M[2]
  - Gonorrhea: ~87M[3]

UNITED STATES

- **Infection rates increased for 6th consecutive year despite availability of condoms for STI prevention[4]**

~25% of women aged 15 - 44 use condoms[5]

Similar levels of condom use reported in AMPREVENCE

Any sexually active person can be infected with chlamydia or gonorrhea[6]

1. New infections worldwide among women and men 15-49 years of age in 2016
2. WHO: *Chlamydia, gonorrhoea, trichomoniasis and syphilis: global prevalence and incidence estimates*, 2016
3. Kircaldy R *et al.* Epidemiology of Gonorrhea: A Global Perspective. Sex Health. 2019 Sep; 16(5):401-411
4. US Centers for Disease Control and Prevention (2021): *Sexually Transmitted Disease Surveillance 2019.* https://www.cdc.gov/std/statistics/2019/default.htm
5. Condom use: 23.2% -25.3% in 2002 – 2015. Source: Copen. *Condom Use During Sexual Intercourse Among Women and Men Aged 15–44 in the United States: 2011–2015 National Survey of Family Growth.* National Health Statistics Reports. 2017 Aug 10; 105.
6. US Centers for Disease Control and Prevention (2019): CDC detailed fact sheet on gonorrhea and CDC detailed fact sheet on chlamydia

© 2021 Evofem Biosciences, Inc.

For investor discussions only.

EVOFEM BIOSCIENCES

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U.S. Opportunity: Prevention of Chlamydia & Gonorrhea

LABEL EXPANSION COULD GROW PHEXXI / EVO100 USER BASE BY 1.1M WOMEN (PEAK)[1]



1,110
763
347
INCREMENTAL PHEXXI / EVO-100 USERS (000'S)
AFFORDABLE CARE ACT (BOTH EVO-100 & PHEXXI)
STI (Not at risk for Pregnancy)
STI (At risk for Pregnancy)

$2.1B U.S. STI COMMERCIAL OPPORTUNITY

1.1 million users

x

$1872.50[2]

↓

$2.08 billion

(incremental to contraception opportunity)

1. Source: Integrated Insight Lifecycle Management Market Research – January 2017. Assumes Affordable Care Act affects both Phexxi and EVO-100 coverage
2. Gross value of Phexxi user = $267.50 WAC x 7 annual refills = $1,872.50 (does not reflect net pricing to Evofem)

EVO100 is investigational and safety and efficacy have not been established.

© 2021 Evofem Biosciences, Inc.
For investor discussions only.
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19© 2021 Evofem Biosciences, Inc. For investor discussions only. Breaking the Hormone Glass Ceiling • Phexxi: hormone-free prescription contraception women control and use only when needed o$2.4Bn peak U.S. market opportunity • Aggressively pursuing ACA strategy • Advancing ex-U.S. partnership discussions • Promising Phase 3 candidate for prevention of two common STIs o$2.1Bn peak U.S. market opportunity (estimated)

20© 2021 Evofem Biosciences, Inc. For investor discussions only. © 2021 Evofem Biosciences, Inc.